Exhibit 99.2

Exhibit 99.2

Earnings Report to the

Financial Community NV Energy

Fourth Quarter 2012

Table of Contents

Page No.

Conference call slides 2-14

Quarterly EPS 15

Regulatory matters fact sheet 16

Financial statements and operating statistics 17-24

Non-GAAP financial measures 25-26

Fourth Quarter 2012

Financial Results

February 22, 2013

NV Energy

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy. Forward-looking statements include earnings guidance and estimates or forecasts of operating and financial metrics. These statements reflect current expectations of future conditions and events and as such are subject to a variety of risks, uncertainties and assumptions that could cause actual results to differ materially from current expectations. These risks, uncertainties and assumptions include, but are not limited to, NV Energy Inc.‘s ability to maintain access to the capital markets, NV Energy Inc.‘s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.‘s subsidiaries, particularly Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy Inc.‘s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.‘s and its subsidiaries’ financing agreements. For Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, changes in environmental laws and regulations, construction risks, including but not limited to those associated with the ON Line project, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, wildfire and other natural phenomena, explosions, fires, accidents, mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings in their pending and future regulatory filings. Further risks, uncertainties and assumptions that may cause actual results to differ from current expectations pertain to weather conditions, customer and sales growth, plant outages, operations and maintenance expense, depreciation and allowance for funds used during construction, interest rates and expense, cash flow and regulatory matters. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their Annual Reports on Form 10-K for the year ended December 31, 2011, and quarterly reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012, and September 30, 2012 each filed with the Securities and Exchange Commission. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

IR Contacts

Max Kuniansky

Britta Carlson

Executive, Investor Relations

Manager, Investor and Shareholder Relations

(702) 402-5627

(702) 402-5624

mkuniansky@nvenergy.com

bcarlson@nvenergy.com

NV Energy

Nevada Economy

Slow, Steady Recovery

New Housing Permits

384

403

Dec. 11

Dec. 12

Unemployment

16%

13.0%

12%

10.2%

8.5%

8%

7.8%

4%

Dec-11

Mar-12

Jun-12

Sep-12

Dec-12

Nevada

U.S.

NV Energy

Southern Nevada Economy

Slow, Steady Recovery

Indicator

December 2011

December 2012

Total Employment (thousands)

814.9

830.6

New Residents (Drivers License Count)

4,646

4,461

Active Residential Electric Meters

740,702

750,212

Median Existing Home Price

$110,000

$139,900

Median New Home Price

$212,250

$218,114

Existing Home Sales

4,641

4,083

New Home Sales

374

617

NV Energy

Declining Low-use Customer Accounts

% of residential customers

NVE—South

10.0%

9.0%

8.0%

7.0%

7.0%

6.0%

5.0%

Dec-06

Jun-07

Dec-07

Jun-08

Dec-08

Jun-09

Dec-09

Jun-10

Dec-10

Jun-11

Dec-11

Jun-12

Dec-12

NVE—North

10.0%

9.0%

8.0%

7.4%

7.0%

6.0%

5.0%

Dec-06

Jun-07

Dec-07

Jun-08

Dec-08

Jun-09

Dec-09

Jun-10

Dec-10

Jun-11

Dec-11

Jun-12

Dec-12

Low-use accounts, a proxy for vacant homes, have decreased to levels not seen since 2008.

NV Energy

Fourth Quarter Financial Results

NV Energy Consolidated

Net Income

$ millions

$17.2

$(25.2)

2011

2012

Gross Margin

$ millions

$347.5

$315.5

2011

2012

EPS

diluted

$0.07

$(0.11)

2011

2012

Major Drivers

Q4 2012 vs. Q4 2011

Pre-Tax Total

After Tax

Gross Margin:

($ millions)

EPS Impact

Rate increase, NVE-South

$40.6

$0.11

Usage and customer growth

6.5

0.02

Weather

(10.0)

(0.03)

Other:

2011 regulatory adjustments/reserves

23.1

0.06

2011 regulatory adjustment: O&M

(2.2)

(0.01)

O&M: contract termination costs

(2.8)

(0.01)

Depreciation

(2.9)

(0.01)

Interest expense

11.9

0.03

Tax rate true-up

-

0.01

NV Energy

EPS Impact of Weather: Actual vs. Normal

Estimates; normal = 20-year average

2011

$0.03

No

$0.02 *

Impact

$(0.04)

Q1

Q2

Q3

Q4

2012

$0.07

$0.04

$(0.01)

$(0.02)

Q1

Q2

Q3

Q4

Weather adversely affected earnings by $0.01 in Q4 2012 compared to historically normal conditions.

* Revised

NV Energy

Change in Average Customers

% change, quarter vs. prior year, retail

3.0%

2.0%

1.0%

1.1%

0.0%

-1.0%

Mar-10

Jun-10

Sep-10

Dec-10

Mar-11

Jun-11

Sep-11

Dec-11

Mar-12

Jun-12

Sep-12

Dec-12

NV Energy

12-Month Financial Results

NV Energy Consolidated

Net Income

$ millions

$321.9

$163.4

2011

2012

Gross Margin

$ millions

$1,745.5

$1,543.5

2011

2012

EPS

diluted

$1.35

$0.69

2011

2012

Major Drivers

2012 vs. 2011

Pre-Tax Total

After Tax

Gross Margin:

($ millions)

EPS Impact

Rate increase, NVE-South

$153.2

$0.42

Usage and customer growth

30.3

0.08

Weather

26.8

0.07

Other:

O&M: contract termination costs

(10.8)

(0.03)

Depreciation

(18.2)

(0.05)

Regulatory adjustments and reserves

26.7

0.07

Harry Allen settlement, gain on asset sale

10.4

0.03

Interest expense

26.8

0.07

NV Energy

Controlling O&M Expense

$ millions

$556

$488

$519

$514*

$522

2008

2009

2010

2011

2012

per MWh

$18.86

$17.90

$17.71

$17.38

$16.11

2008

2009

2010

2011

2012

O&M expense remains virtually flat, excluding an unusual item* in 2011, and is down 2% per MWh.

* Includes $8.0 million benefit from contract termination cost reversal

NV Energy

EPS Impact: Adjustments & Other Items

Favorable (Unfavorable); 12 months ended December 31

2011

2012

Weather vs. normal 1

$0.01

$0.08

EEIR 2 adjustment (Q2)

(0.03)

Contract termination cost reversal (Q3)

0.02

Regulatory adjustment/reserves (Q4)

(0.05)

Harry Allen settlement (Q2)

0.01

Gain on asset sale (Q3)

0.02

Contract termination costs (Q4)

(0.01)

1 Estimates. Normal = 20-year average. 2011 = revised.

2 Energy efficiency implementation rate

NV Energy

2013 Earnings Guidance

EPS: $1.25 - $1.35

Assumptions

Weather

Normal

Customers

1.2% increase

Gross margin

Down; customer growth offset by normal weather

O&M expense

Flat; Reid Gardner costs, NV Energize savings

Depreciation

Increase; Reid Gardner costs, capital expenditures

Interest expense

Decrease; 2012 refinancings, debt reduction

Interest expense - regulatory

Decrease as reduce over-collections

Guidance is based on ongoing, normalized EPS for 2013, excluding unexpected events.

For further information see forward –looking statements and risk factors in 2011 SEC Form 10-K and Form

10-Q for periods ended March 31, 2012 , June 30, 2012 and September 30, 2012.

NV Energy

Capital Expenditures and Capacity Needs

$ millions*

$621

$520

$499

$480

$480

$440

$450

11

12

13

14

15

16

17

Base

Environmental

All Other

MWs

1,180

450

280

340

(130)

60

13

14

15

16

17

18

* Gross expenditures, including contributions in aid of construction, debt AFUDC, and net salvage. Forecast includes environmental expenditures for which the company plans to seek PUCN approval.

NV Energy

Earnings Per Share (diluted)

Third Quarter is Key to 12-Month Results

$0.94

$0.73

$0.29

$0.05

$0.05

$0.07

$0.01

$(0.11)

Q1

Q2

Q3

Q4

2011

2012

Q1

Q2

Q3

Q4

Year

2007

$0.07

$0.12

$0.69

$0.02

$0.89

2008

0.10

0.15

0.64

(0.01)

0.89

2009

(0.09)

0.08

0.78

0.02

0.78

2010

(0.01)

0.16

0.75

0.06

0.96

2011

0.01

0.05

0.73

(0.11)

0.69

2012

0.05

0.29

0.94

0.07

1.35

Summer weather in southern Nevada can significantly affect financial results.

NV Energy

Regulatory Matters Fact Sheet

February 22, 2013

Issue

Timeline

Docket

FERC Rate Case

• October 31, 2012: filed for new transmission and ancillary rates.

SPPC = ER13-247-000

• Requested revenue increase: $14.5 million.

• Certain new rates suspended by FERC order to June 1.

NPC = ER13-255-000

Annual DEAA, REPR,.

• March 1, 2013: will make annual filings.

EEIR, EEPR and

• Hearings to review costs for prudency and

TBD

TRED Adjustment

reasonableness expected in late summer.

• New rates effective October 1, 2013.

Merger Filing

• To be filed about six months prior to completion of ON Line.

TBD

For more information, contact Investor Relations:

Max Kuniansky: 702.402.5627 or mkuniansky@nvenergy.com

NV Energy

NV ENERGY, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands, Except Share Amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
OPERATING REVENUES	$600,571	$609,597	$2,979,177	$2,943,307

OPERATING EXPENSES:
Fuel for power generation	164,445	160,665	565,381	680,585
Purchased power	117,105	115,202	603,999	633,874
Gas purchased for resale	27,861	37,402	74,352	125,155
Deferred energy	(76,443)	(39,655)	(106,728)	(83,333)
Energy efficiency program costs	20,068	20,490	96,677	43,537
Other operating expenses	105,292	102,996	412,372	411,115
Maintenance	33,535	29,990	109,725	103,307
Depreciation and amortization	95,950	91,492	377,640	357,937
Taxes other than income	16,239	14,331	60,696	60,465

Total Operating Expenses	504,052	532,913	2,194,114	2,332,642

OPERATING INCOME	96,519	76,684	785,063	610,665

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $2,014, ($1,653), $7,493 and $8,718)	(73,322)	(89,992)	(299,484)	(328,710)
Interest income (expense) on regulatory items	(1,518)	(566)	(7,721)	(4,115)
AFUDC-equity	2,480	(1,981)	9,146	10,873
Other income	4,987	4,207	24,299	10,558
Other expense	(10,856)	(25,324)	(22,765)	(48,924)

Total Other Income (Expense)	(78,229)	(113,656)	(296,525)	(360,318)

Income (Loss) Before Income Tax Expense	18,290	(36,972)	488,538	250,347

Income tax expense (benefit)	1,126	(11,724)	166,592	86,915

NET INCOME (LOSS)	17,164	(25,248)	321,946	163,432

Other comprehensive income (loss):
Change in compensation retirement benefits liability and amortization (Net of taxes $1,084, $1,504, $838 and $202)	(2,062)	(2,775)	(1,598)	(357)
Change in market value of risk management assets and liabilities (Net of taxes ($72), $369, $283 and $369)	129	(686)	(539)	(686)

OTHER COMPREHENSIVE INCOME (LOSS)	(1,933)	(3,461)	(2,137)	(1,043)

COMPREHENSIVE INCOME (LOSS)	$15,231	$(28,709)	$319,809	$162,389

Amount per share basic and diluted
Net income (loss) per share - basic	$0.07	$(0.11)	$1.37	$0.69
Net income (loss) per share - diluted	$0.07	$(0.11)	$1.35	$0.69

Weighted Average Shares of Common Stock Outstanding - basic	235,404,790	235,999,750	235,840,558	235,847,596

Weighted Average Shares of Common Stock Outstanding - diluted	237,987,115	238,365,115	237,883,881	237,767,071

Dividends Declared Per Share of Common Stock	$0.17	$0.13	$0.64	$0.49

NV ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands)

	December 31,
	2012	2011
ASSETS

Current Assets:
Cash and cash equivalents	$298,271	$145,944
Accounts receivable less allowance for uncollectible accounts: 2012 - $8,748; 2011 - $8,150	373,099	355,091
Materials, supplies and fuel, at average cost	138,337	129,663
Current income taxes receivable	—	82
Deferred income taxes	60,592	104,958
Other current assets	40,750	36,782

Total Current Assets	911,049	772,520

Utility Property:
Plant in service	12,031,053	11,923,717
Construction work-in-progress	708,109	487,427

Total	12,739,162	12,411,144
Less accumulated provision for depreciation	3,313,188	3,184,071

Total Utility Property, Net	9,425,974	9,227,073

Investments and other property, net	56,660	57,021

Deferred Charges and Other Assets:
Deferred energy	87,072	102,525
Regulatory assets	1,132,768	1,218,128
Regulatory asset for pension plans	281,195	215,656
Other deferred charges and assets	89,418	74,206

Total Deferred Charges and Other Assets	1,590,453	1,610,515

TOTAL ASSETS	$11,984,136	$11,667,129

(Continued)

NV ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands)

	December 31,
	2012	2011
LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Current maturities of long-term debt	$356,283	$139,985
Accounts payable	332,245	312,990
Accrued expenses	127,693	128,144
Deferred energy	136,865	245,164
Other current liabilities	66,221	65,572

Total Current Liabilities	1,019,307	891,855

Long-term debt	4,669,798	5,008,931

Commitments and Contingencies

Deferred Credits and Other Liabilities:
Deferred income taxes	1,470,973	1,338,511
Deferred investment tax credit	13,538	16,140
Accrued retirement benefits	162,260	92,351
Regulatory liabilities	550,687	486,259
Other deferred credits and liabilities	540,202	427,003

Total Deferred Credits and Other Liabilities	2,737,660	2,360,264

Shareholders’ Equity:
Common stock, $1.00 par value; 350 million shares authorized; 235,999,750 issued for 2012 and 2011; 235,079,156 and 235,999,750 outstanding for 2012 and 2011, respectively	236,000	236,000
Treasury stock at cost, 920,594 shares and 0 shares for 2012 and 2011, respectively	(16,804)	—
Other paid-in capital	2,712,943	2,713,736
Retained earnings	635,303	464,277
Accumulated other comprehensive loss	(10,071)	(7,934)

Total Shareholders’ Equity	3,557,371	3,406,079

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$11,984,136	$11,667,129

(Concluded)

NV ENERGY, INC.

FREE CASH FLOW AND CONSOLIDATED OPERATING STATISTICS

(Unaudited)

FREE CASH FLOW

(dollars in thousands)

	Year Ended December 31,
	2012	2011	Change from Prior Year

Free Cash Flow*	$375,656	$37,862	N/A

*	Free cash flow is a non-GAAP financial measure as defined by the SEC. See the “Non-GAAP Financial Measures” section for additional information and GAAP reconciliation.

ELECTRIC SALES - MWh’s

(in thousands)

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	Change from Prior Year	Change in Average Customers	2012	2011	Change from Prior Year	Change in Average Customers

Residential	2,025	2,060	(1.7)%	1.1%	11,382	10,754	5.8%	1.2%
Commercial	1,717	1,733	(0.9)%	1.1%	7,430	7,205	3.1%	0.5%
Industrial	2,532	2,538	(0.2)%	0.4%	10,373	10,218	1.5%	(1.2)%

TOTAL RETAIL	6,274	6,331	(0.9)%	1.1%	29,185	28,177	3.6%	1.1%

GAS SALES - Dth

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2012	2011	Change from Prior Year	2012	2011	Change from Prior Year

Residential	2,912	3,267	(10.9)%	8,525	9,585	(11.1)%
Commercial	1,259	1,426	(11.7)%	4,198	4,654	(9.8)%
Industrial	446	495	(9.9)%	1,322	1,542	(14.3)%

TOTAL RETAIL	4,617	5,188	(11.0)%	14,045	15,781	(11.0)%

ELECTRIC SOURCES - MWh’s

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2012	2011	Change from Prior Year	2012	2011	Change from Prior Year
Generated	5,424	5,011	8.2%	21,517	19,488	10.4%
Purchased	1,415	1,864	(24.1)%	9,861	10,945	(9.9)%

TOTAL	6,839	6,875	(0.5)%	31,378	30,433	3.1%

DEGREE DAYS

	Three Months Ended December 31,					Year Ended December 31,
				% Change From					% Change From
	2012	2011	Normal*	Prior Year	Normal	2012	2011	Normal*	Prior Year	Normal
SOUTH
Heating	673	909	845	(26.0)%	(20.4)%	1,659	2,040	1,957	(18.7)%	(15.2)%
Cooling	261	211	186	23.7%	40.3%	4,032	3,540	3,576	13.9%	12.8%

NORTH
Heating	1,675	1,911	1,936	(12.3)%	(13.5)%	4,352	5,112	4,948	(14.9)%	(12.0)%
Cooling	17	4	4	N/A	N/A	1,272	964	882	32.0%	44.2%

*	Normal = 20-year average

NEVADA POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

OPERATING REVENUES	$394,076	$391,513	$2,145,241	$2,054,393

OPERATING EXPENSES:
Fuel for power generation	121,888	119,697	407,687	498,487
Purchased power	84,221	77,519	472,715	477,226
Deferred energy	(52,515)	(15,026)	(67,976)	(16,300)
Energy efficiency program costs	16,379	16,841	81,845	37,292
Other operating expenses	67,236	65,087	267,720	260,127
Maintenance	21,770	19,198	74,364	64,320
Depreciation and amortization	68,625	65,393	269,721	252,191
Taxes other than income	10,077	9,045	36,870	37,254

Total Operating Expenses	337,681	357,754	1,542,946	1,610,597

OPERATING INCOME	56,395	33,759	602,295	443,796

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $1,416, ($2,192), $5,437 and $6,770)	(51,673)	(58,917)	(210,464)	(221,953)
Interest income (expense) on regulatory items	(1,280)	43	(6,768)	722
AFUDC-equity	1,699	(2,681)	6,522	8,298
Other income	3,221	2,772	17,418	5,480
Other expense	(5,990)	(17,785)	(13,152)	(33,020)

Total Other Expense	(54,023)	(76,568)	(206,444)	(240,473)

Income (Loss) Before Income Tax Expense	2,372	(42,809)	395,851	203,323

Income tax expense (benefit)	785	(13,744)	138,113	70,737

NET INCOME (LOSS)	1,587	(29,065)	257,738	132,586

Other comprehensive income (loss):
Change in compensation retirement benefits liability and amortization (Net of taxes $311, $683, $208 and $129)	(581)	(1,270)	(389)	(241)

COMPREHENSIVE INCOME (LOSS)	$1,006	$(30,335)	$257,349	$132,345

NEVADA POWER COMPANY

OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS

(unaudited)

ELECTRIC SALES - MWh’s

(in thousands)

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	Change from Prior Year	Change in Average Customers	2012	2011	Change from Prior Year	Change in Average Customers

Residential	1,478	1,502	(1.6)%	1.3%	9,098	8,523	6.7%	1.4%
Commercial	1,020	1,046	(2.5)%	1.3%	4,500	4,353	3.4%	0.7%
Industrial	1,830	1,860	(1.6)%	(0.1)%	7,666	7,653	0.2%	(1.5)%

TOTAL RETAIL	4,328	4,408	(1.8)%	1.3%	21,264	20,529	3.6%	1.3%

ELECTRIC SOURCES - MWh’s

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2012	2011	Change from Prior Year	2012	2011	Change from Prior Year
Generated	4,231	3,896	8.6%	16,495	15,034	9.7%
Purchased	391	756	(48.3)%	5,806	6,577	(11.7)%

TOTAL	4,622	4,652	(0.6)%	22,301	21,611	3.2%

SIERRA PACIFIC POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
OPERATING REVENUES:
Electric	$175,988	$170,955	$725,874	$716,417
Gas	30,503	47,125	108,046	172,482

Total Operating Revenues	206,491	218,080	833,920	888,899

OPERATING EXPENSES:
Fuel for power generation	42,557	40,968	157,694	182,098
Purchased power	32,884	37,683	131,284	156,648
Gas purchased for resale	27,861	37,402	74,352	125,155
Deferral of energy - electric - net	(12,515)	(19,521)	(26,369)	(65,445)
Deferral of energy - gas - net	(11,413)	(5,108)	(12,383)	(1,588)
Energy efficiency program costs	3,689	3,649	14,832	6,245
Other operating expenses	35,478	35,863	139,692	146,699
Maintenance	11,765	10,792	35,361	38,987
Depreciation and amortization	27,325	26,099	107,919	105,746
Taxes other than income	6,006	5,246	23,388	22,921

Total Operating Expenses	163,637	173,073	645,770	717,466

OPERATING INCOME	42,854	45,007	188,150	171,433

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $598, $539, $2,056 and $1,948)	(15,067)	(16,854)	(62,717)	(67,435)
Interest expense on regulatory items	(239)	(610)	(954)	(4,838)
AFUDC-equity	781	700	2,624	2,575
Other income	1,184	1,296	5,365	3,972
Other expense	(4,284)	(7,221)	(7,893)	(14,624)

Total Other Income (Expense)	(17,625)	(22,689)	(63,575)	(80,350)

Income Before Income Tax Expense	25,229	22,318	124,575	91,083

Income tax expense	6,625	7,856	40,221	31,197

NET INCOME	18,604	14,462	84,354	59,886

Other comprehensive income (loss):
Change in compensation retirement benefits liability and amortization (Net of taxes $149, $556, $81 and ($645))	(291)	(995)	(164)	1,236

COMPREHENSIVE INCOME	$18,313	$13,467	$84,190	$61,122

SIERRA PACIFIC POWER COMPANY

OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS

(unaudited)

ELECTRIC SALES - MWh’s

(in thousands)

	Three Months Ended December 31,				Year Ended December 31,
			Change	Change in			Change	Change in
			from	Average			from	Average
	2012	2011	Prior Year	Customers	2012	2011	Prior Year	Customers

Residential	547	558	(2.0)%	0.6%	2,284	2,231	2.4%	0.7%
Commercial	697	687	1.5%	0.4%	2,930	2,852	2.7%	—%
Industrial	702	678	3.5%	7.5%	2,707	2,565	5.5%	4.7%

TOTAL RETAIL	1,946	1,923	1.2%	0.6%	7,921	7,648	3.6%	0.6%

GAS SALES - Dth

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
			Change from			Change from
	2012	2011	Prior Year	2012	2011	Prior Year

Residential	2,912	3,267	(10.9)%	8,525	9,585	(11.1)%
Commercial	1,259	1,426	(11.7)%	4,198	4,654	(9.8)%
Industrial	446	495	(9.9)%	1,322	1,542	(14.3)%

TOTAL RETAIL	4,617	5,188	(11.0)%	14,045	15,781	(11.0)%

ELECTRIC SOURCES - MWh’s

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
			Change from			Change from
	2012	2011	Prior Year	2012	2011	Prior Year
Generated	1,193	1,115	7.0%	5,022	4,454	12.8%
Purchased	1,024	1,108	(7.6)%	4,055	4,368	(7.2)%

TOTAL	2,217	2,223	(0.3)%	9,077	8,822	2.9%

Non-GAAP Financial Measures

Free Cash Flow

“Free cash flow” meets the definition of a non-GAAP financial measure. NV Energy, Inc. defines free cash flow as net cash from operating activities less additions to utility plant (excluding AFUDC-equity). Since free cash flow is not a measure of liquidity calculated in accordance with GAAP, it should be considered in addition to, but not as a substitute for, the GAAP measure net cash from operating activities.

NV Energy, Inc. considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated from operations after capital expenditures that may be available for increasing its common stock dividend payout ratio, strengthening its capital structure, and considering new investment opportunities.

NV Energy, Inc.’s definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations. The table below provides a reconciliation between GAAP net cash from operating activities and non-GAAP free cash flow (dollars in thousands).

	Year Ended December 31,
	2012	2011	Change from Prior Year

Net Cash from Operating Activities	$874,549	$658,378	32.8%

Less Additions to Utility Plant (Excluding AFUDC-Equity)	(498,893)	(620,516)	(19.6)%

Free Cash Flow	$375,656	$37,862	N/A

Gross Margin

NV Energy, Inc. presents gross margin in order to aid the reader in determining how profitable the utilities’ electric and gas businesses are at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.

NV Energy, Inc. believes presenting gross margin allows the reader to assess the impact of the utilities’ regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in regulated utility electric and natural gas supply costs versus the fixed rates collected from utility customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to utility customers. Gross margin, which NV Energy, Inc. calculates as operating revenues less energy and energy efficiency program costs, provides a measure of income available to support the other operating expenses of the utilities. Gross margin changes are based primarily on the utilities’ general base rate adjustments (which are required to be filed by statute every three years). These non-GAAP measures should not be considered as substitutes for the GAAP measures. Reconciliations between GAAP operating income and gross margin are provided in the table below (dollars in thousands).

NV Energy, Inc.

Consolidated Gross Margin

	Three Months Ended December 31,			Year Ended December 31,
	2012	2011	Change from Prior Year	2012	2011	Change from Prior Year
Operating Revenues:	$600,571	$609,597	(1.5)%	$2,979,177	$2,943,307	1.2%

Energy Costs:
Fuel for power generation	164,445	160,665	2.4%	565,381	680,585	(16.9)%
Purchased power	117,105	115,202	1.7%	603,999	633,874	(4.7)%
Gas purchased for resale	27,861	37,402	(25.5)%	74,352	125,155	(40.6)%
Deferred energy	(76,443)	(39,655)	92.8%	(106,728)	(83,333)	28.1%
Energy efficiency program costs	20,068	20,490	(2.1)%	96,677	43,537	122.1%

Total Costs	$253,036	$294,104	(14.0)%	$1,233,681	$1,399,818	(11.9)%

Gross Margin	$347,535	$315,493	10.2%	$1,745,496	$1,543,489	13.1%

Other operating expenses	105,292	102,996		412,372	411,115
Maintenance	33,535	29,990		109,725	103,307
Depreciation and amortization	95,950	91,492		377,640	357,937
Taxes other than income	16,239	14,331		60,696	60,465

Operating Income	$96,519	$76,684	25.9%	$785,063	$610,665	28.6%

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